Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of AllDigital Holdings, Inc. (the “Company”) for the year ended December 31, 2014 (the “Report”), I, Brad Eisenstein, Chief Financial Officer and Chief Operating Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 20, 2015	/s/ Brad Eisenstein
Brad Eisenstein
Chief Financial Officer Chief Operating Officer